AMENDMENT #4 TO

AMENDED AND RESTATED SENIOR SECURED CONVERTIBLE NOTE

This Amendment #4 to Amended and Restated Senior Secured Convertible Note (this “Amendment”) is dated as of July 28, 2007 by and between Charys Holding Company, Inc., a Delaware corporation (the “Company”), and Imperium Master Fund, Ltd., (the “Investor”) and is made with reference to that certain Amended and Restated Senior Secured Convertible Note issued by the Company to the Investor as of April 5, 2007 (the “Note”).  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Note.

WHEREAS, pursuant to Section 3(b)(ii) of the Note  the Conversion Price of the Note shall on May 30, 2007 be reduced to an amount equal to one-half of the then-existing Conversion Price;

WHEREAS, the Company has previously requested extensions of such date to July 28th, 2007 which were granted by Investor pursuant to Amendment #1 to Amended and Restated Senior Secured Convertible Note, Amendment #2 to Amended and Restated Senior Secured Convertible Note, and Amendment #3 to Amended and Restated Senior Secured Convertible Note; and

WHEREAS, the Company has requested an additional four-week extension of such date to August 28th, 2007.

NOW THEREFORE, for consideration, the adequacy of which is hereby acknowledged by all parties, the parties hereto hereby agree to the following:

1.           Section 3(b)(ii) of the Note is hereby amended and restated in relevant part to read as follows:

              “(ii)    “Conversion Price” means, as of the Amendment Date, $2.25 initially, which Conversion Price shall be subject to adjustment from time to time in accordance with the terms set forth herein (including Section 7 hereof) and, on August 28, 2007, the Conversion Price shall be reduced to an amount equal to one-half of the then-existing Conversion Price, which reduced Conversion Price shall be subject to further adjustment from time to time in accordance with the terms set forth herein (including Section 7 hereof). The Conversion Price shall also be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction that proportionately decreases or increases the Common Stock.”

2.           Entire Agreement; Amendment. This Amendment contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Amendment may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

3.           Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements executed and to be performed entirely within such State.

4.           Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

5.           Authorization.  The parties hereby represent and warrant to each other that the signatories hereto have full power and authority to sign this Amendment for an on behalf of the entities for which they purport to be signing and that their signatures hereto shall be binding and enforceable upon the purported parties hereto.

All other terms and provisions of the Note shall remain the same and in full force and effect.

[Signature Page Follows]

In Witness Whereof, the parties hereto have executed this Amendment #4 to Amended and Restated Senior Secured Convertible Note as of the date set forth in the first paragraph hereof.

COMPANY:

CHARYS HOLDING COMPANY, INC.
By: ________________________________
Name: ______________________________
Title: _______________________________

INVESTOR:

IMPERIUM MASTER FUND, LTD.
By: ________________________________
Name: ______________________________
Title: _______________________________